UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2009

KENTUCKY FIRST FEDERAL BANCORP
(Exact Name of Registrant as Specified in Its Charter)

United States	0-51176	61-1484858
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

479 Main Street, Hazard, Kentucky	41702
(Address of principal executive offices)	(Zip Code)

(502) 223-1638
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Form 8-K filed by Kentucky First Federal Bancorp (the “Company”) with the Commission on October 6, 2009 (the “Previous 8-K”) supplements the disclosure of the Previous 8-K with the following:  (i) a statement that the decision to change independent accountants was approved by the Company’s Audit Committee; (ii) a statement that there were no “reportable events” as set forth in Item 304(a)(1)(v) of Regulation S-K during the Company’s last two fiscal years and the interim period; and (3) disclosure concerning the engagement of the Company’s new independent accountants as required by Item 304(a)(2) of Regulation S-K.

Item 4.01 Changes In Registrant's Certifying Accountant

(a)  Previous independent registered public accounting firm

On August 20, 2009, Kentucky First Federal Bancorp (the "Registrant") formally notified BKD, LLP (“BKD”) that BKD would not be retained as the Registrant’s independent registered public accounting firm for the fiscal year ending June 30, 2010.  The decision to terminate BKD’s engagement was approved by the Registrant’s Audit Committee.  However, BKD was engaged to audit the Registrant’s consolidated financial statements for the fiscal year ended June 30, 2009, and, in fact, issued their audit opinion on the Registrant’s consolidated financial statements on September 28, 2009.

BKD's reports on the Registrant's financial statements for the fiscal years ended June 30, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the Registrant's two most recent fiscal year ends (the fiscal years ended June 30, 2009 and 2008) and through September 28, 2009, there were no disagreements with BKD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKD, would have caused BKD to make reference to the subject matter of the disagreements in their reports on the financial statements for such years.  During the Registrant’s two most recent fiscal year ends (the fiscal years ended June 30, 2009 and 2008) and through September 28, 2009, there were no “reportable events” as set forth in Item 304(a)(1)(v) of Regulation S-K.  BKD has provided the Registrant with a copy of BKD’s letter addressed to the Securities and Exchange Commission stating that BKD agrees with the disclosures made by the Registrant in response to Item 304(a) of Regulation S-K. A copy of BKD's letter is filed as Exhibit 16.0 and incorporated in this Item 4.01 by reference.

(b) Appointment of new independent registered public accounting firm

On August 20, 2009, the Registrant engaged Crowe Horwath LLP to conduct the audit of the Registrant’s consolidated financial statements for the fiscal year ending June 30, 2010.

During the Registrant’s two most recent fiscal year ends (the fiscal years ended June 30, 2009 and 2008) and through September 28, 2009, the Registrant did not consult with Crowe Horwath LLP regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

Item  9.01 Financial Statements And Exhibits

Exhibit 16.0	Letter of concurrence from BKD LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: October 6, 2009	By:	/s/ Don D. Jennings
Don D. Jennings
President and Chief Operating Officer